EXHIBIT 24.1

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company and CAROL
C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ Douglas N. Daft
                                ------------------------------------
                                Chairman of the Board,
                                Chief Executive Officer and Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, BRIAN G. DYSON, Vice Chairman of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ Brian G. Dyson
                                -------------------------------
                                Vice Chairman
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, STEVEN J. HEYER, President and Chief Operating Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ Steven J. Heyer
                                -------------------------------------
                                President and Chief Operating Officer
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G.DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ Gary P. Fayard
                                -----------------------------
                                Senior Vice President
                                  and Chief Financial Officer
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CONNIE D. MCDANIEL, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS
N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ Connie D. McDaniel
                                -----------------------------
                                Vice President and Controller
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ Herbert A. Allen
                                ----------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ Ronald W. Allen
                                ----------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ Cathleen P. Black
                                ----------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.




                                /s/ Warren E. Buffett
                                ----------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.




                                /s/ Barry Diller
                                ---------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.




                                /s/ Susan B. King
                                ----------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.




                                /s/ Donald F. McHenry
                                ----------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS THAT I, ROBERT L. NARDELLI, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.




                                /s/ Robert L. Nardelli
                                ----------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ Sam Nunn
                                ---------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ Paul F. Oreffice
                                ----------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ James D. Robinson III
                                -------------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.


                                /s/ Peter V. Ueberroth
                                ----------------------
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman of the Company, STEVEN J. HEYER, President and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President, General Counsel and Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2002 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2003.




                                /s/ James B. Williams
                                ----------------------
                                Director
                                The Coca-Cola Company